
DREYFUS LIFETIME PORTFOLIOS, INC.
Letter to Shareholders
Dear Shareholder:
    Dreyfus LifeTime Portfolios, Inc. marked the completion of its latest semi-annual reporting period, March 31, 1998. During those six months, as a matter of prudence, we chose to be overweighted in fixed income securities.
Because of the unusual strength shown by equities in the early months of
1998, the Portfolios containing equities underperformed their benchmark indexes.
    The following table summarizes the performance for the six months ended
March 31, 1998:
                                                                                                   Lehman Brothers
                                                                         Standard & Poor's 500      Intermediate
                                                        Customized          Composite Stock      Government/Corporate
Portfolio                        Portfolio            Blended Index           Price Index             Bond Index
(Class)                        Total Return*          Total Return**         Total Return*          Total Return*
________                        ___________           _____________    ____________________  _____________________
Growth
Investor Shares                    9.57%                  12.30%                 17.21%                 3.73%
Restricted Shares                  9.66%
Growth and Income
Investor Shares                    7.16%                  9.27%
Restricted Shares                  7.25%
Income
Investor Shares                    5.91%                  6.65%
Restricted Shares                  6.05%
Economic Review

    A shift to a slower economy may have started this spring, ending nearly two years of above-trend real growth. Slowing economic growth in the late phase of this business cycle is not accompanied by accelerating price inflation; rather it is accompanied by rising cost pressures. This hot and cold mix in the economy has kept Federal Reserve Board (the "Fed") policy in neutral in recent months, with equal concern over rising wage inflation and slowing growth. In turn, stable short-term rates have thwarted the market's attempts to reduce long-term rates. Meanwhile, a slowing economy without pricing power threatened to curb corporate revenue growth this year. Rising costs already have begun to squeeze corporate profit margins in some sectors.
    The industrial sector is leading the economic slowdown, as evidenced by weak orders for exports and capital goods and cutbacks in automobile production. Manufacturers are bearing the brunt of Asia's economic turmoil, the strong dollar, and pricing constraints due to import competition. The household sector, which benefits from these factors, has enjoyed strong purchasing power that has fueled a boom in housing demand and consumer spending. This mix has kept the labor market quite tight, exerting upward pressure on wages, especially in the service economy.
    The Federal Reserve Board abandoned its bias towards tighter monetary policy earlier this year. However, by keeping short-term interest rates stable, the Fed has effectively created a floor for longer-term rates. Demand for U.S. Treasury bonds has periodically increased this year as investors sought refuge in higher quality instruments. And the shift to a Federal budget surplus has curtailed the new supply of bonds. The Fed's neutral stance has had the effect of forcing a higher range of interest rates than the market might otherwise bear.
    As for corporate profits, a very mixed picture has begun to emerge. The risk to this year's overall profit growth, and hence to the total economy, is that slower economic growth may coexist for some time with rising cost pressures.

Market Overview
    The stock market continued to exhibit impressive strength in recent months, after bouncing back from the "Asian flu" attack of last fall.
    To be sure, the rising tide of stock market prices did not lift all boats equally. Yet the market's recovery was particularly impressive when one considers how much ground was retraced from the 1997 lows to the most recent highs. The swing from low to high measured 50% for the S&P 500 Index, 39% for the DJIA, 53% for the Nasdaq Composite and 43% for the Russell 2000.
    It should also be noted that the performance of the averages through March 30, 1998 did not take into account the further advances of the market in the first few days of April.
    The Fed, in addition to holding its monetary policy steady through March, may also have encouraged the market bulls when Fed Chairman Alan Greenspan, on April 2, 1998, told a gathering of newspaper editors that stock prices had been going up on the basis of a "continuous upward revision" in expected future corporate earnings. That was quite a contrast from Mr. Greenspan's attitude in December 1996, when he complained of "irrational exuberance" in the stock market.
    How stock prices will behave in the coming months depends to a great extent on the outlook for corporate profits. There are no guarantees that the continuous upward revision referred to by the Fed Chairman will, in fact, continue. First-quarter reports for some corporations, particularly some technology companies, have been disappointing. In the Far East, while the crisis in Southeast Asia appears to have eased, Japan is still in deep difficulties. This is forcing downward revision of expectations by some American global companies that have large stakes in the Far East. A great deal is riding on whether second-quarter profits for major corporations will be weaker than the first-quarter returns.
    Offsetting that, to some extent, is the continuing wave of spectacular corporate mergers, as exemplified by the impending combination of Travelers Group and Citicorp announced in early April. It wasn't lost on stock market followers that the value of the proposed merger increased from $70 billion to $83 billion on the day of the merger announcement, due to a jump in the prices of both stocks. Similar appreciation, though on a smaller scale, has occurred in other mergers this past year and seems likely to continue in the months ahead.
    Stock prices have been unusually sensitive both to good and to bad news in recent months. There is no sign that this volatility will subside in the near future. Yet investors' money continues to flow into the market at a pace likely to continue for the foreseeable future.
Portfolio Focus
    As you know, the Dreyfus LifeTime Portfolios provide the opportunity to invest in three distinct portfolios that are specifically designed for investors with differing time horizons and tolerance for risk.
    The Growth Portfolio is designed for the investor with the highest risk tolerance and/or the longest time horizon. This portfolio has the highest baseline allocation to the equity markets, with the ability to shift considerably from the structure in line with Mellon Equity's disciplined asset allocation process. The Growth Portfolio was at its minimum equity position for the last six months. While bonds kept pace with equities through January 30, the dramatic increase in equities in February and March outpaced bonds considerably, leading to the portfolio's underperformance relative to its baseline allocation for the last six months. Nevertheless, the performance measured over longer periods remained strong. As of the end of March, the portfolio was overweight to bonds, with approximately 33% of the portfolio in fixed income securities versus the benchmark allocation of 17%. The domestic equity allocation consisted of 45% in large capitalization stocks (versus neutral allocation of 54%) and 11.2% in small capitalization stocks (versus neutral allocation of 13.6%). The international equity allocation ended the period at 11.9% versus its baseline allocation of 12%.

    The Growth and Income Portfolio is designed for an investor with a moderate tolerance for risk and/or an intermediate time horizon. Like the Growth Portfolio, it remained at its minimum equity position for the last six months, and also underperformed its baseline allocation due to February's and March's strong increase in stock prices. At the end of March, bonds made up 58.9% of the portfolio compared to a neutral allocation of 45%. Domestic equities were underweight relative to their neutral position; small capitalization equities were 7.3% (versus 9% neutral allocation) of the Portfolio. The international equity allocation was in line with its benchmark allocation of 5%.
    The Income Portfolio is designed for the more conservative investor. Its asset allocation is bond-dominated and does not vary from its long-term targets. The bond and stock components of this portfolio are both passively managed.
    The large capitalization equity components of both the Growth and the Growth and Income Portfolios are actively managed using Mellon Equity's quantitative equity discipline. Sector allocations mirror those of the S&P 500, with portfolio performance relative to the benchmark dependent on stock selection. During the past six months, the large capitalization equity portfolio performed in line with the S&P 500. Stocks that contributed positively to performance included Schering-Plough, Ameritech, and TJX while Adaptec, Compaq Computer, and Cummins Engine detracted from performance.
    We appreciate your investment in Dreyfus LifeTime Portfolios, Inc., and will continue to exert our best efforts on your behalf.
                              Sincerely,

                          [Steven A. Falci signature logo]

                              Steven A. Falci
                              Portfolio Manager
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** For the Growth Portfolio, the Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the baseline percentage set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks - 54.4%; Domestic Small Company Stocks - 13.6%; Foreign Stocks - 12.0%; Domestic Bonds - 17.0%; and Foreign Bonds - 3.0%. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index - Hedged, $U.S. ("EAFE Index"); the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned baseline percentages. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. Bonds component. None of the foregoing indices reflect account charges, fees or other expenses.
      For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stock s - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; and Foreign Bonds - 5%.
The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the EAFE Index, the Lehman Index and the J.P. Morgan Global Index and is weighted to the aforementioned baseline percentages. The indices are described above.
      For the Income Portfolio we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Bonds - 67.5%; Stocks - 22.5%; and Treasury Bills - 10%. The Customized Blended Index combines returns from the Lehman Index, the S&P 500 Index (described above) and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned baseline percentages.



DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
Statement of Investments                                                                       March 31, 1998 (Unaudited)
                                                                                           Principal
Bonds and Notes-66.7%                                                                        Amount             Value
                                                                                          ____________       ____________
                    Financial-10.6%  American Express Credit Account Master Trust,
                                       Asset Backed Ctfs., Ser. 1997-1, Cl. A,
                                       6.40%, 4/15/2005.....................              $  1,000,000      $     995,770
                                     Citibank Credit Card Master Trust,
                                       Asset Backed Ctfs., Ser. 1998-1, Cl. A,
                                       5.75%, 1/15/2003.....................                 1,000,000          1,016,880
                                     Sears, Roebuck & Co., Bonds,
                                       7%, 6/15/2007........................                 1,000,000          1,035,332
                                     Southern New England, Bonds,
                                       6.50%, 2/15/2002.....................                 1,000,000          1,015,571
                                                                                                             ____________
                                                                                                                4,063,553
                                                                                                             ____________
                    Industrial-9.4%  Allied-Signal, Notes,
                                       6.20%, 2/01/2008.....................                   500,000            496,721
                                     Campbell Soup, Bonds,
                                       6.50%, 12/01/2002....................                 1,000,000          1,008,275
                                     duPont (E.I.) de Nemours & Co., Deb.,
                                       6.50%, 9/01/2002.....................                 1,000,000          1,017,156
                                     Mobil, Deb.,
                                       8.375%, 2/12/2001....................                 1,000,000          1,064,782
                                                                                                             ____________
                                                                                                                3,586,934
                                                                                                             ____________
  U.S. Government Securities-46.7%   U.S. Treasury Notes:
                                       5.875%, 8/15/1998....................                 1,000,000          1,001,530
                                       5.125%, 11/30/1998...................                 1,000,000            997,820
                                       8.875%, 2/15/1999....................                 1,000,000          1,027,990
                                       6.75%, 6/30/1999.....................                 1,000,000          1,014,030
                                       6%, 8/15/1999........................                 1,000,000          1,005,380
                                       6.375%, 1/15/2000....................                 1,300,000          1,316,549
                                       5.25%, 1/31/2001.....................                 1,200,000          1,188,096
                                       7.75%, 2/15/2001.....................                 1,400,000          1,477,168
                                       8%, 5/15/2001........................                 1,000,000          1,066,290
                                       7.50%, 11/15/2001....................                   835,000            884,323
                                       6.625%, 3/31/2002....................                   350,000            361,557
                                       6.25%, 6/30/2002.....................                   580,000            592,035
                                       6.375%, 8/15/2002....................                 1,150,000          1,180,452
                                       7.875%, 11/15/2004...................                   660,000            737,418
                                       7.50%, 2/15/2005.....................                 1,450,000          1,595,681
                                       6.50%, 5/15/2005.....................                 1,725,000          1,800,607
                                       6.875%, 5/15/2006....................                   200,000            214,418
                                       7%, 7/15/2006........................                   385,000            416,066
                                                                                                             ____________
                                                                                                               17,877,410
                                                                                                             ____________
                                     TOTAL BONDS AND NOTES
                                       (cost $25,517,693)...................                                  $25,527,897
                                                                                                             ============

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
Statement of Investments (continued)                                                       March 31, 1998 (Unaudited)
                                                                                           Principal
Short-Term Investments-35.2%                                                                 Amount             Value
                                                                                          ____________       ____________

              U.S. Treasury Bills:   5.11%, 4/2/1998........................      (a)     $  2,011,000       $  2,010,698
                                     5%, 4/9/1998...........................                 3,765,000          3,760,670
                                     5.35%, 4/16/1998.......................                   302,000            301,315
                                     5.08%, 4/23/1998.......................                 6,526,000          6,504,660
                                     4.97%, 4/30/1998.......................                   177,000            176,257
                                     5.05%, 5/28/1998.......................                   709,000            703,314
                                                                                                            _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $13,458,211)...................                                  $13,456,914
                                                                                                             ============
TOTAL INVESTMENTS (cost $38,975,904)........................................                    101.9%        $38,984,811
                                                                                               =======     ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                     (1.9%)     $    (725,861)
                                                                                               =======     ==============
NET ASSETS..................................................................                    100.0%        $38,258,950
                                                                                               =======     ==============
Notes to Statement of Investments:
(a)Partially held by the custodian in a segregated account as collateral for open financial futures positions.
Statement of Financial Futures                                                                March 31, 1998 (Unaudited)
                                                                       Market Value                        Unrealized
                                                                         Covered                          Appreciation
Financial Futures Purchased:                              Contracts    by Contracts        Expiration      at 3/31/98
_________________________                                  ________    ___________         _________      ____________
Standard & Poor's 500........................                  31        $8,606,375        June '98          $185,364
                                                                                                          ===========
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments                                                                   March 31, 1998 (Unaudited)
Common Stocks-26.5%                                                                     Shares                Value
                                                                                   ______________         ______________
             Basic Industries-1.0%   Crown Cork & Seal......................                3,600        $       192,600
                                     Dow Chemical...........................                2,600                252,850
                                     duPont (E.I.) de Nemours & Co..........                4,600                312,800
                                     Fort James.............................                9,500                435,219
                                     Millennium Chemicals...................                4,000                134,000
                                     Morton International...................                4,600                150,938
                                     PPG Industries.........................                4,300                292,131
                                     Rohm & Haas............................                1,800                185,962
                                     USG....................................     (a)        1,800                 97,537
                                                                                                          ______________
                                                                                                               2,054,037
                                                                                                          ______________

             Capital Spending-6.3%   Adaptec................................     (a)        5,300                104,012
                                     American Power Conversion..............     (a)        2,600                 74,587
                                     BMC Software...........................     (a)        2,800                234,675
                                     Caterpillar............................               12,400                682,775
                                     Cendant................................     (a)        5,286                209,458
                                     Cisco Systems..........................     (a)       11,000                752,125
                                     Compaq Computer........................               20,200                522,675
                                     Computer Associates International......               13,050                753,638
                                     Cummins Engine.........................                2,100                115,763
                                     Deere & Co.............................                7,200                445,950
                                     Eaton..................................                3,900                371,231
                                     Ericsson (LM) Telephone, Cl. B, A.D.R..                3,400                161,713
                                     First Health Group.....................     (a)        2,700                146,475
                                     General Dynamics.......................                2,100                180,863
                                     General Electric.......................                6,100                525,744
                                     Illinois Tool Works....................                1,300                 84,175
                                     Ingersoll-Rand.........................                9,100                436,231
                                     Intel..................................               11,500                897,719
                                     International Business Machines........                5,400                560,925
                                     Johnson Controls.......................                2,700                163,856
                                     Lexmark International Group, Cl. A.....     (a)        6,500                293,313
                                     Microsoft..............................     (a)       14,600              1,306,700
                                     Parker-Hannifin........................                8,650                443,313
                                     Pitney Bowes...........................                3,200                160,600
                                     Republic Industries....................     (a)       10,800                278,775
                                     Sun Microsystems.......................     (a)        2,700                112,641
                                     Tellabs................................     (a)        8,700                583,987
                                     Thiokol................................                2,500                120,781
                                     Tyco International.....................                9,700                529,862
                                     United Technologies....................                6,100                563,106
                                     Xerox..................................                4,900                521,544
                                                                                                          ______________
                                                                                                              12,339,212
                                                                                                          ______________

             Consumer Cyclical-3.4%  American Greetings, Cl. A..............                3,100                142,600
                                     Carnival, Cl. A........................                2,900                202,275
                                     Chrysler...............................                7,900                328,344
                                     Dayton Hudson..........................                5,600                492,800
                                     Federated Department Stores............      (a)      11,100                575,119

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments (continued)                                                           March 31, 1998 (Unaudited)
Common Stocks (continued)                                                                    Shares           Value
                                                                                        ______________    ______________

     Consumer Cyclical (continued)   Ford Motor.............................                8,600         $      557,388
                                     Gannett................................                2,200                158,125
                                     Gap....................................                6,900                310,500
                                     General Motors.........................                7,600                512,525
                                     Goodyear Tire & Rubber.................                1,200                 90,900
                                     Miller (Herman)........................                3,800                127,419
                                     New York Times, Cl. A..................                6,700                469,000
                                     Philips Electronics, N.V...............     (a)        4,600                337,813
                                     Promus Hotel...........................     (a)        2,100                100,275
                                     Reynolds & Reynolds, Cl. A.............                4,200                 91,875
                                     Safeway................................     (a)       11,600                428,475
                                     TJX....................................               10,000                452,500
                                     Tommy Hilfiger.........................     (a)        2,400                144,150
                                     Tribune................................                2,300                162,150
                                     V.F....................................                4,600                241,787
                                     Wal-Mart Stores........................               13,500                685,969
                                                                                                          ______________
                                                                                                               6,611,989
                                                                                                          ______________

             Consumer Staples-2.8%   Anheuser-Busch.........................                5,200                240,825
                                     Avon Products..........................                4,000                312,000
                                     Campbell Soup..........................                4,700                266,725
                                     Coca-Cola..............................                9,400                727,913
                                     Dial...................................                8,500                203,469
                                     General Mills..........................                4,800                364,800
                                     Heinz (H.J.)...........................                2,600                151,775
                                     Interstate Bakeries....................                3,200                103,400
                                     Kellogg................................                5,200                224,250
                                     Kimberly-Clark.........................                9,200                461,150
                                     Newell.................................                4,500                217,969
                                     PepsiCo................................                5,600                239,050
                                     Philip Morris Cos......................               16,500                687,844
                                     Procter & Gamble.......................                6,400                540,000
                                     Sara Lee...............................                5,800                357,425
                                     Unilever, N.V..........................                4,100                281,362
                                     Vlasic Foods International.............     (a)          470                 12,014
                                                                                                          ______________
                                                                                                               5,391,971
                                                                                                          ______________

                       Energy-2.2%   Ashland................................                3,500                198,187
                                     Atlantic Richfield.....................                8,200                644,725
                                     Chevron................................                4,400                353,375
                                     Coastal................................                3,100                201,888
                                     Columbia Energy Group..................                1,900                147,725
                                     Diamond Offshore Drilling..............                4,400                199,650
                                     Exxon..................................               14,600                987,325
                                     Phillips Petroleum.....................                8,900                444,444
                                     R&B Falcon.............................     (a)        6,254                185,275
                                     Sun Company............................                6,300                257,512
                                     Texaco.................................               10,300                620,575
                                                                                                          ______________
                                                                                                               4,240,681
                                                                                                          ______________

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments (continued)                                                         March 31, 1998 (Unaudited)
Common Stocks (continued)                                                                    Shares           Value
                                                                                        ______________    ______________

                  Health Care-3.1%   Abbott Laboratories....................               11,400         $      858,562
                                     Amgen..................................     (a)        7,400                450,475
                                     Biomet.................................     (a)        4,700                141,000
                                     Bristol-Myers Squibb...................                9,400                980,537
                                     Elan, A.D.S............................     (a)        3,500                226,187
                                     Health Management Association..........     (a)        6,300                180,337
                                     HEALTHSOUTH............................     (a)       13,600                381,650
                                     Johnson & Johnson......................                8,100                593,831
                                     Merck & Co.............................                7,200                924,300
                                     Schering-Plough........................               12,900              1,053,769
                                     Wellpoint Health Networks..............     (a)        2,700                182,250
                                                                                                          ______________
                                                                                                              5,972,898
                                                                                                          ______________

           Interest Sensitive-4.6%   Allstate...............................                5,700                524,044
                                     AMBAC..................................                5,700                333,094
                                     BankAmerica............................                4,200                347,025
                                     Bankers Trust New York.................                2,700                324,844
                                     Bear Stearns Cos.......................                8,400                431,550
                                     Chase Manhattan........................                5,900                795,763
                                     CIGNA..................................                1,100                225,500
                                     Comerica...............................                4,300                454,994
                                     Conseco................................                6,600                373,725
                                     EXEL...................................                7,400                573,500
                                     Federal Home Loan Mortgage.............                3,100                147,056
                                     Federal National Mortgage Association..                6,200                392,150
                                     First Chicago NBD......................                3,800                334,875
                                     First of America Bank..................                1,600                138,400
                                     First Union............................                8,800                499,400
                                     Golden West Financial..................                2,700                258,694
                                     MGIC Investment........................                4,100                269,319
                                     NationsBank............................               12,000                875,250
                                     Republic New York......................                2,000                266,750
                                     SLM Holding............................               11,550                503,869
                                     SouthTrust.............................                3,000                125,625
                                     SunAmerica.............................                7,500                359,062
                                     Travelers Group........................                8,700                522,000
                                                                                                          ______________
                                                                                                               9,076,489
                                                                                                          ______________

             Mining and Metals-.2%   Aluminum Co. of America................                3,400                233,962
                                     USX-U.S. Steel.........................                5,200                196,300
                                                                                                          ______________
                                                                                                                 430,262
                                                                                                          ______________

                Transportation-.3%   AMR ...................................    (a)         2,300                329,331
                                     Delta Air Lines........................                2,000                236,500
                                                                                                          ______________
                                                                                                                 565,831
                                                                                                          ______________


DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments (continued)                                                           March 31, 1998 (Unaudited)
Common Stocks (continued)                                                                    Shares           Value
                                                                                        ______________    ______________

                    Utilities-2.6%   Airtouch Communications................    (a)        11,100         $      543,206
                                     Ameritech..............................               20,400              1,008,525
                                     AT&T...................................               20,300              1,332,187
                                     BellSouth..............................               10,900                736,431
                                     Consolidated Edison....................                7,300                341,275
                                     DQE....................................                3,600                134,100
                                     FirstEnergy............................                6,300                194,119
                                     FPL Group..............................                6,400                411,200
                                     Pinnacle West Capital..................                6,800                302,175
                                     WorldCom...............................     (a)        3,600                155,025
                                                                                                          ______________
                                                                                                               5,158,243
                                                                                                          ______________
                                     TOTAL COMMON STOCKS
                                             (cost $38,803,095).............                               $  51,841,613
                                                                                                          ==============

                                                                                      Principal
Bonds and Notes-59.0%                                                                   Amount
                                                                                   ______________
                      Finance-7.3%   American Express Credit Account Master Trust,
                                           Asset Backed Ctfs., Series 1997-1, Cl. A,
                                             6.40%, 4/15/2005...............         $  3,000,000         $    3,050,640
                                     American General, Notes,
                                             7.75%, 4/1/2005................              500,000                537,111
                                     Associated N.A., Sr. Notes,
                                             6%, 6/15/2000..................            1,000,000                999,798
                                     BankAmerica, Sub. Notes,
                                             7.875%, 12/1/2002..............            1,000,000              1,066,492
                                     Citibank Credit Card Master Trust,
                                           Asset Backed Ctfs., Series 1998-1, Cl. A,
                                            5.75%, 1/15/2003................            3,500,000              3,485,195
                                     Citicorp, Sub. Notes,
                                             6.60%, 8/1/2000................            1,000,000              1,009,088
                                     NBD Bancorp, Sub. Notes,
                                             7.125%, 5/15/2007..............            2,000,000              2,081,916
                                     Sears, Roebuck & Co., Bonds,
                                             7%, 6/15/2007..................            2,000,000              2,070,664
                                                                                                          ______________
                                                                                                              14,300,904
                                                                                                          ______________

                   Industrial-7.8%   American Home Products, Notes,
                                             7.70%, 2/15/2000...............            1,000,000              1,030,068
                                     Amoco,
                                             6.25%, 10/15/2004..............            2,000,000              2,018,620
                                     Campbell Soup, Bonds,
                                             6.15%, 12/1/2002...............            4,000,000              4,033,100
                                     duPont (E.I.) de Nemours & Co., Deb.:
                                             6.50%, 9/1/2002................            3,000,000              3,051,468
                                             8.50%, 2/15/2003...............              250,000                265,631
                                     Penney (J.C.), Deb.:
                                             6.95%, 4/1/2000................              800,000                811,985
                                             9.05%, 3/1/2001................            1,000,000              1,073,801

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments (continued)                                                      March 31, 1998 (Unaudited)
                                                                                           Principal
Bonds and Notes (continued)                                                                  Amount           Value
                                                                                        ______________    ______________

            Industrial (continued)   Philip Morris, Notes,
                                             7.625%, 5/15/2002..............         $  1,000,000         $    1,043,504
                                     Norfolk Southern, Notes,
                                             6.70%, 5/1/2000................            2,000,000              2,026,638
                                                                                                          ______________
                                                                                                              15,354,815
                                                                                                          ______________

               Transportation-1.2%   CSX, Deb.,
                                             7.45%, 5/1/2007................     (b)    2,200,000              2,337,311
                                                                                                          ______________

            U.S. Government &
                    Agencies-42.7%   Federal National Mortgage Association, Deb.,
                                             8.50%, 2/1/2005................              500,000                523,090
                                     Federal National Mortgage Association, Med. Term Notes,
                                             5.73%, 10/14/1999..............            3,000,000              3,000,300
                                     Tennessee Valley Authority,
                                             6.375%, 6/15/2005..............            1,950,000              2,006,938
                                     U.S. Treasury Notes:
                                             8.875%, 2/15/1999..............            4,200,000              4,317,558
                                             6.375%, 5/15/1999..............            4,900,000              4,941,356
                                             6%, 6/30/1999..................            4,800,000              4,825,104
                                             6.875%, 8/31/1999..............            3,200,000              3,255,872
                                             7.125%, 9/30/1999..............            2,000,000              2,043,480
                                             7.875%, 11/15/1999.............            2,000,000              2,070,040
                                             7.75%, 1/31/2000...............            2,250,000              2,332,912
                                             6.375%, 5/15/2000..............            4,100,000              4,162,361
                                             8.75%, 8/15/2000...............            1,150,000              1,229,028
                                             6.25%, 8/31/2000...............            4,900,000              4,963,014
                                             5.75%, 10/31/2000..............            1,400,000              1,403,892
                                             5.625%, 11/30/2000.............            1,100,000              1,099,758
                                             5.25%, 1/31/2001...............            4,400,000              4,356,352
                                             6.375%, 3/31/2001..............            1,700,000              1,733,082
                                             8%, 5/15/2001..................            4,300,000              4,585,047
                                             6.125%, 12/31/2001.............            4,500,000              4,566,240
                                             7.50%, 5/15/2002...............            1,850,000              1,972,007
                                             5.50%, 2/28/2003...............            5,000,000              4,967,900
                                             5.75%, 8/15/2003...............            1,930,000              1,936,022
                                             7.25%, 5/15/2004...............            2,000,000              2,159,180
                                             7.875%, 11/15/2004.............            1,660,000              1,854,718
                                             7.50%, 2/15/2005...............            2,550,000              2,806,199
                                             6.50%, 8/15/2005...............            4,050,000              4,232,493
                                             7%, 7/15/2006..................            2,000,000              2,161,380
                                             6.50%, 10/15/2006..............              500,000                524,665
                                             6.25%, 2/15/2007...............            3,400,000              3,516,518
                                                                                                          ______________
                                                                                                              83,546,506
                                                                                                          ______________
                                     TOTAL BONDS AND NOTES
                                             (cost $114,510,212).....................                       $115,539,536
                                                                                                          ==============


DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Investments (continued)                                                             March 31, 1998 (Unaudited)
                                                                                      Principal
Short-Term Investments-16.1%                                                            Amount                Value
                                                                                   ______________         ______________

               U.S.Treasury Bills:   5.11%, 4/2/1998..............................   $  5,027,000         $    5,026,246
                                     5.05%, 4/9/1998..............................        182,000                181,791
                                     4.98%, 4/16/1998.............................        249,000                248,435
                                     5.03%, 4/23/1998.............................     18,632,000             18,571,073
                                     4.96%, 4/30/1998............................(c)    6,029,000              6,003,678
                                     5.04%, 5/28/1998.............................      1,484,000              1,472,098
                                                                                                          ______________
                                     TOTAL SHORT-TERM INVESTMENTS
                                             (cost $31,508,294)...................                         $  31,503,321
                                                                                                          ==============
TOTAL INVESTMENTS (cost $184,821,601).......................................               101.6%           $198,884,470
                                                                                          =======         ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                (1.6%)        $   (3,107,622)
                                                                                          =======         ==============
NET ASSETS..................................................................               100.0%           $195,776,848
                                                                                          =======         ==============


Notes to Statement of Investments:
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, this security amounted to $2,337,311 or approximately 1.2% of net assets.
(c) Partially held by the custodian in a segregated account as collateral for open financial futures positions.





Statement of Financial Futures                                                           March 31, 1998 (Unaudited)

                                                                                                          Unrealized
                                                                        Market Value                     Appreciation
                                                                          Covered                       (Depreciation)
Financial Futures Purchased:                              Contracts    by Contracts        Expiration    at 3/31/98
_________________________                                  ________    ___________         _________    ____________
All Ordinaries...............................                  8        $   371,831         June '98      $    4,769
CAC 40.......................................                 11          1,377,911         June '98         119,038
Deutsche Akteinindex.........................                  6          1,674,264         June '98          74,635
Financial Times..............................                 30          2,953,332         June '98          45,098
Hang Seng....................................                 12            894,418         April '98         42,201
Nikkei 300...................................                146          2,793,079         June '98          (7,903)
Russell 2000.................................                 57         13,879,500         June '98         375,630
Standard & Poor's 500........................                  9          2,498,625         June '98          53,815
                                                                                                           _________
                                                                                                            $707,283
                                                                                                           =========
See notes to financial statements.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Investments                                                                       March 31, 1998 (Unaudited)
Common Stocks-47.0%                                                                      Shares                Value
                                                                                       ____________           ____________
             Basic Industries-1.9%   Crown Cork & Seal......................                1,900          $     101,650
                                     Dow Chemical...........................                1,400                136,150
                                     duPont (E.I.) de Nemours & Co..........                2,500                170,000
                                     Fort James.............................                5,100                233,644
                                     Millennium Chemicals...................                2,100                 70,350
                                     Morton International...................                2,500                 82,031
                                     PPG Industries.........................                2,300                156,256
                                     Rohm & Haas............................                1,000                103,313
                                     USG....................................     (a)          900                 48,769
                                                                                                          ______________
                                                                                                               1,102,163
                                                                                                          ______________

            Capital Spending-11.2%   Adaptec................................     (a)        2,800                 54,950
                                     American Power Conversion..............     (a)        1,400                 40,162
                                     BMC Software...........................     (a)        1,500                125,719
                                     Caterpillar............................                6,600                363,413
                                     Cendant................................     (a)        2,883                114,239
                                     Cisco Systems..........................     (a)        5,800                396,575
                                     Compaq Computer........................               10,800                279,450
                                     Computer Associates International......                6,900                398,475
                                     Cummins Engine.........................                1,100                 60,637
                                     Deere & Co.............................                3,800                235,362
                                     Eaton..................................                2,100                199,894
                                     Ericsson (LM) Telephone, Cl. B, A.D.R..                1,800                 85,612
                                     First Health Group.....................      (a)       1,400                 75,950
                                     General Dynamics.......................                1,100                 94,737
                                     General Electric.......................                3,300                284,419
                                     Illinois Tool Works....................                  700                 45,325
                                     Ingersoll-Rand.........................                4,800                230,100
                                     Intel..................................                6,100                476,181
                                     International Business Machines........                2,900                301,237
                                     Johnson Controls.......................                1,400                 84,963
                                     Lexmark International Group, Cl. A.....     (a)        3,500                157,937
                                     Microsoft..............................     (a)        7,800                698,100
                                     Parker-Hannifin........................                4,600                235,750
                                     Pitney Bowes...........................                1,700                 85,319
                                     Republic Industries....................     (a)        5,700                147,131
                                     Sun Microsystems.......................     (a)        1,400                 58,406
                                     Tellabs................................     (a)        4,600                308,775
                                     Thiokol................................                1,300                 62,806
                                     Tyco International.....................                5,200                284,050
                                     United Technologies....................                3,300                304,631
                                     Xerox..................................                2,600                276,737
                                                                                                          ______________
                                                                                                               6,567,042
                                                                                                          ______________

            Consumer Cyclical-6.0%   American Greetings, Cl. A..............                1,700                 78,200
                                     Carnival, Cl. A........................                1,600                111,600
                                     Chrysler...............................                4,200                174,562

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Investments (continued)                                                   March 31, 1998 (Unaudited)
Common Stocks (continued)                                                               Shares                  Value
                                                                                     ____________           ____________

     Consumer Cyclical (continued)   Dayton Hudson..........................                3,000          $     264,000
                                     Federated Department Stores............     (a)        5,900                305,694
                                     Ford Motor.............................                4,600                298,137
                                     Gannett................................                1,200                 86,250
                                     Gap....................................                3,750                168,750
                                     General Motors.........................                4,100                276,494
                                     Goodyear Tire & Rubber.................                  600                 45,450
                                     Miller (Herman)........................                2,000                 67,063
                                     New York Times, Cl. A..................                3,600                252,000
                                     Philips Electronics, N.V...............     (a)        2,400                176,250
                                     Promus Hotel...........................     (a)        1,100                 52,525
                                     Reynolds & Reynolds, Cl. A.............                2,300                 50,312
                                     Safeway................................     (a)        6,200                229,012
                                     TJX....................................                5,300                239,825
                                     Tommy Hilfiger.........................     (a)        1,300                 78,081
                                     Tribune................................                1,200                 84,600
                                     V.F....................................                2,400                126,150
                                     Wal-Mart Stores........................                7,200                365,850
                                                                                                          ______________
                                                                                                               3,530,805
                                                                                                          ______________

             Consumer Staples-4.9%   Anheuser-Busch.........................                2,800                129,675
                                     Avon Products..........................                2,100                163,800
                                     Campbell Soup..........................                2,500                141,875
                                     Coca-Cola..............................                5,000                387,187
                                     Dial...................................                4,500                107,719
                                     General Mills..........................                2,500                190,000
                                     Heinz (H.J.)...........................                1,400                 81,725
                                     Interstate Bakeries....................                1,800                 58,163
                                     Kellogg................................                2,800                120,750
                                     Kimberly-Clark.........................                4,900                245,613
                                     Newell.................................                2,400                116,250
                                     PepsiCo................................                3,000                128,063
                                     Philip Morris Cos......................                8,800                366,850
                                     Procter & Gamble.......................                3,400                286,875
                                     Sara Lee...............................                3,100                191,037
                                     Unilever, N.V..........................                2,200                150,975
                                     Vlasic Foods International.............    (a)           250                  6,391
                                                                                                          ______________
                                                                                                               2,872,948
                                                                                                          ______________

                       Energy-3.8%   Ashland................................                1,900                107,587
                                     Atlantic Richfield.....................                4,300                338,087
                                     Chevron................................                2,300                184,719
                                     Coastal................................                1,700                110,712
                                     Columbia Energy Group..................                1,000                 77,750
                                     Diamond Offshore Drilling..............                2,400                108,900
                                     Exxon..................................                7,800                527,475

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Investments (continued)                                                        March 31, 1998 (Unaudited)
Common Stocks (continued)                                                               Shares                  Value
                                                                                     ____________           ____________

                Energy (continued)   Phillips Petroleum.....................                4,700          $     234,706
                                     R&B Falcon.............................     (a)        3,304                 97,881
                                     Sun Company............................                3,300                134,887
                                     Texaco.................................                5,500                331,375
                                                                                                          ______________
                                                                                                               2,254,079
                                                                                                          ______________

                  Health Care-5.4%   Abbott Laboratories ...................                6,000                451,875
                                     Amgen..................................     (a)        3,900                237,413
                                     Biomet.................................     (a)        2,500                 75,000
                                     Bristol-Myers Squibb...................                5,000                521,563
                                     Elan, A.D.S............................     (a)        1,900                122,787
                                     Health Management Association..........     (a)        3,300                 94,463
                                     HEALTHSOUTH............................     (a)        7,200                202,050
                                     Johnson & Johnson......................                4,300                315,244
                                     Merck & Co.............................                3,800                487,825
                                     Schering-Plough........................                6,900                563,644
                                     Wellpoint Health Networks..............     (a)        1,400                 94,500
                                                                                                          ______________
                                                                                                               3,166,364
                                                                                                          ______________

           Interest Sensitive-8.2%   Allstate...............................                3,000                275,813
                                     AMBAC..................................                3,100                181,156
                                     BankAmerica............................                2,200                181,775
                                     Bankers Trust New York.................                1,400                168,438
                                     Bear Stearns Cos.......................                4,500                231,188
                                     Chase Manhattan........................                3,100                418,113
                                     CIGNA..................................                  600                123,000
                                     Comerica...............................                2,300                243,369
                                     Conseco................................                3,500                198,187
                                     EXEL...................................                3,900                302,250
                                     Federal Home Loan Mortgage.............                1,700                 80,644
                                     Federal National Mortgage Association..                3,300                208,725
                                     First Chicago NBD......................                2,000                176,250
                                     First of America Bank..................                  800                 69,200
                                     First Union............................                4,700                266,725
                                     Golden West Financial..................                1,400                134,138
                                     MGIC Investment........................                2,200                144,513
                                     NationsBank............................                6,400                466,800
                                     Republic New York......................                1,000                133,375
                                     SLM Holding............................                5,950                259,569
                                     SouthTrust.............................                1,500                 62,813
                                     SunAmerica.............................                4,000                191,500
                                     Travelers Group........................                4,650                279,000
                                                                                                          ______________
                                                                                                               4,796,541
                                                                                                          ______________

             Mining and Metals-.4%   Aluminum Co. of America................                1,800                123,862
                                     USX-U.S. Steel.........................                2,800                105,700
                                                                                                          ______________
                                                                                                                 229,562
                                                                                                          ______________


DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Investments (continued)                                                       March 31, 1998 (Unaudited)
Common Stocks (continued)                                                               Shares                  Value
                                                                                     ____________           ____________

                Transportation-.5%   AMR....................................    (a)         1,200          $     171,825
                                     Delta Air Lines........................                1,100                130,075
                                                                                                          ______________
                                                                                                                 301,900
                                                                                                          ______________

                    Utilities-4.7%   Airtouch Communications................     (a)        5,900                288,731
                                     Ameritech..............................               10,800                533,925
                                     AT&T...................................               10,800                708,750
                                     BellSouth..............................                5,800                391,862
                                     Consolidated Edison....................                3,900                182,325
                                     DQE....................................                1,900                 70,775
                                     FirstEnergy............................                3,400                104,763
                                     FPL Group..............................                3,400                218,450
                                     Pinnacle West Capital..................                3,600                159,975
                                     WorldCom...............................     (a)        1,900                 81,819
                                                                                                          ______________
                                                                                                               2,741,375
                                                                                                          ______________
                                     TOTAL COMMON STOCKS
                                             (cost $20,072,423).............                                 $27,562,779
                                                                                                          ==============


                                                                                           Principal
Bonds and Notes-29.8%                                                                        Amount
                                                                                                          ______________
              U.S. Treasury Notes:   6.375%, 5/15/1999......................        $     700,000          $     705,908
                                     6%, 6/30/1999..........................            1,650,000              1,658,630
                                     6.75%, 4/30/2000.......................              500,000          511,010
                                     6.375%, 5/15/2000......................            1,550,000        1,573,575
                                     6.25%, 8/31/2000.......................            1,700,000        1,721,862
                                     6.375%, 3/31/2001......................            1,100,000        1,121,406
                                     6.25%, 4/30/2001.......................              500,000          508,340
                                     7.50%, 11/15/2001......................              500,000          529,535
                                     6.125%, 12/31/2001.....................              850,000          862,512
                                     7.50%, 5/15/2002.......................              550,000          586,273
                                     6.25%, 6/30/2002.......................            1,650,000        1,684,238
                                     6.375%, 8/15/2002......................              950,000          975,156
                                     5.75%, 8/15/2003.......................            1,220,000        1,223,806
                                     7.25%, 5/15/2004.......................            1,500,000        1,619,385
                                     6.50%, 8/15/2005.......................              450,000          470,277
                                     7%, 7/15/2006..........................            1,570,000              1,696,683
                                                                                                          ______________
                                     TOTAL BONDS AND NOTES
                                             (cost $17,277,495).............                                 $17,448,596
                                                                                                          ==============



Short-Term Investments-37.5%

               U.S.Treasury Bills:   5.10%, 4/2/1998........................         $  2,491,000           $  2,490,626
                                     5.05%, 4/9/1998........................              336,000                335,614
                                     5.35%, 4/16/1998.......................               81,000                 80,816
                                     5.09%, 4/23/1998.......................           17,680,000             17,622,186

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Investments (continued)                                                         March 31, 1998 (Unaudited)
                                                                                           Principal
Short-Term Investments (continued)                                                           Amount          Value
                                                                                         ____________  ____________

    U.S.Treasury Bills (continued)   5.01%, 4/30/1998.......................       $       91,000         $       90,618
                                     5.04%, 5/28/1998.......................      (b)   1,396,000              1,384,804

                                                                                                          ______________
                                     TOTAL SHORT-TERM INVESTMENTS
                                             (cost $22,007,570).............                                 $22,004,664
                                                                                                          ==============
TOTAL INVESTMENTS (cost $59,357,488)........................................               114.3%            $67,016,039
                                                                                          =======         ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................               (14.3%)          $ (8,406,233)
                                                                                          =======         ==============
NET ASSETS..................................................................               100.0%            $58,609,806
                                                                                          =======         ==============



Notes to Statement of Investments:
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.


Statement of Financial Futures                                                              March 31, 1998 (Unaudited)

                                                                                                          Unrealized
                                                                         Market Value                     Appreciation
                                                            Number         Covered                       (Depreciation)
Financial Futures Purchased:                              Contracts    by Contracts        Expiration    at 3/31/98
_________________________                                  ________    ___________         _________      ____________
All Ordinaries...............................                  4       $   185,915          June '98      $    2,385
CAC 40.......................................                  5           626,323          June '98          54,108
Deutsche Akteinindex.........................                  4         1,116,176          June '98          49,756
Financial Times..............................                 23         2,264,222          June '98          34,675
Hang Seng....................................                  7           521,744          April '98         24,617
Nikkei 300...................................                 85         1,626,104          June '98          (4,450)
Russell 2000.................................                 25         6,087,500          June '98         164,750
                                                                                                          ______________
                                                                                                                $325,841
                                                                                                          ==============

See notes to financial statements.


DREYFUS LIFETIME PORTFOLIOS, INC.
Statement of Assets and Liabilities                                                   March 31, 1998 (Unaudited)
                                                                                Income         Growth and Income     Growth
                                                                               Portfolio           Portfolio       Portfolio
                                                                              ____________       _____________    ____________
ASSETS:
    Investments in securities-See Statement of Investments
      [cost-Note 5(b)]......................................                   $38,984,811        $198,884,470     $67,016,039
    Cash....................................................                        18,806              60,125         228,520
    Receivable for investment securities sold...............                     1,400,570                -          2,609,034
    Receivable for shares of Common Stock subscribed........                          -                   -              4,000
    Dividends and interest receivable.......................                       345,021           1,854,415         302,291
    Receivable for futures variation margin-Note 5(a).......                        38,492             435,865         251,377
    Prepaid expenses........................................                        40,339              51,213          33,807
                                                                              ____________       _____________    ____________
                                                                                40,828,039         201,286,088      70,445,068
                                                                              ____________       _____________    ____________
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........                        20,339             129,926          49,386
    Due to Distributor......................................                         2,424                 743           1,890
    Payable for investment securities purchased.............                     2,525,486           4,998,913         552,625
    Payable for shares of Common Stock redeemed.............                          -                353,695      11,218,652
    Accrued expenses........................................                        20,840              25,963          12,709
                                                                              ____________       _____________    ____________
                                                                                 2,569,089           5,509,240      11,835,262
                                                                              ____________       _____________    ____________
NET ASSETS   ...............................................                   $38,258,950        $195,776,848     $58,609,806
                                                                              ============       =============    ============
REPRESENTED BY:
    Paid-in capital.........................................                   $36,721,251        $174,900,420     $47,717,624
    Accumulated undistributed investment income-net.........                       430,885           1,823,818         390,606
    Accumulated net realized gain (loss) on investments, forward currency
      exchange contracts and foreign currency transactions..                       912,543           4,282,459       2,517,183
    Accumulated net unrealized appreciation (depreciation) on
      investments and foreign currency transactions
      (including $185,364, $707,283 and $325,842
      net unrealized appreciation on financial futures for
      the Income Portfolio, the Growth and Income Portfolio and
      the Growth Portfolio, respectively)-Note 5(b).........                       194,271          14,770,151       7,984,393
                                                                              ____________       _____________    ____________
NET ASSETS   ...............................................                   $38,258,950        $195,776,848     $58,609,806
                                                                              ============       =============    ============
                                   NET ASSET VALUE PER SHARE
                                                                                 Income        Growth and Income    Growth
                                                                               Portfolio           Portfolio       Portfolio
                                                                              ____________       _____________    ____________
Restricted Class Shares
____________________
    Net Assets..............................................                   $26,783,556        $192,156,093     $55,069,610
    Shares Outstanding......................................                     2,000,487          11,565,879       3,260,337
NET ASSET VALUE PER SHARE...................................                        $13.39              $16.61          $16.89
                                                                                   =======             =======         =======
Investor Class Shares
___________________
    Net Assets..............................................                   $11,475,394      $    3,620,755    $  3,540,196
    Shares Outstanding......................................                       858,798             209,504         209,011
NET ASSET VALUE PER SHARE...................................                        $13.36              $17.28          $16.94
                                                                                   =======             =======         =======
See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
Statement of Operations                                                           Six Months Ended March 31, 1998 (Unaudited)
                                                                                Income     Growth and Income      Growth
                                                                               Portfolio       Portfolio        Portfolio
                                                                              ___________     ____________     ___________
INVESTMENT INCOME:
    Income:
      Interest..............................................                   $1,070,040     $  4,123,471     $   942,977
      Cash dividends (net of $1,664 and $881 foreign taxes withheld at source for the Growth and Income Portfolio and the
          Growth Portfolio, respectively)...................                        -              357,589         190,222
                                                                              ___________     ____________     ___________
            Total Income....................................                    1,070,040        4,481,060       1,133,199
                                                                              ___________     ____________     ___________
    Expenses-Note 2(d):
      Management fee-Note 4(a)..............................                  $   103,986    $     670,305     $   217,442
      Shareholder servicing costs-Note 4(b).................                       15,966            7,453          15,019
      Auditing fees.........................................                       23,069           20,175          11,887
      Registration fees.....................................                       15,875           24,731          17,356
      Prospectus and shareholders' reports..................                        3,258            5,050           2,203
      Custodian fees-Note 4(b)..............................                        2,739           14,137           9,589
      Directors' fees and expenses-Note 4(c)................                        1,614            7,346           2,610
      Legal fees............................................                        1,432           14,253           4,668
      Loan commitment fees-Note 3...........................                           90              479             159
      Miscellaneous.........................................                        6,873           11,186           3,066
                                                                              ___________     ____________     ___________
            Total Expenses..................................                      174,902          775,115         283,999
                                                                              ___________     ____________     ___________

INVESTMENT INCOME-NET.......................................                      895,138        3,705,945         849,200
                                                                              ___________     ____________     ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
    Net realized gain (loss) on investments.................                 $     37,710     $  3,519,675      $2,010,945
    Net realized gain (loss) on forward currency exchange contracts
      Short transactions....................................                         -               6,817           5,422
    Net realized gain (loss) on financial futures...........                    1,006,344        1,447,830         904,374
                                                                              ___________     ____________     ___________
            Net Realized Gain (Loss)........................                    1,044,054        4,974,322       2,920,741
                                                                              ___________     ____________     ___________
    Net unrealized appreciation (depreciation) on investments
      (including $60,724, $70,317 and ($19,808) net unrealized
      appreciation (depreciation) on financial futures for the Income
      Portfolio, the Growth and Income Portfolio and the Growth
      Portfolio, respectively)..............................                      113,262        4,227,622       1,902,515
                                                                              ___________     ____________     ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......                    1,157,316        9,201,944       4,823,256
                                                                              ___________     ____________     ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $2,052,454      $12,907,889      $5,672,456
                                                                              ===========     ============     ===========
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
Statement of Changes in Net Assets
                                                                                     Six Months Ended
                                                                                       March 31, 1998      Year Ended
                                                                                        (Unaudited)    September 30, 1997*
                                                                                     _________________   ________________
OPERATIONS:
    Investment income-net..........................................                       $    895,138        $ 1,577,563
    Net realized gain (loss) on investments........................                          1,044,054          1,684,862
    Net unrealized appreciation (depreciation) on investments......                            113,262            203,272
                                                                                          ____________       ____________
          Net Increase (Decrease) in Net Assets Resulting from Operations                    2,052,454          3,465,697
                                                                                          ____________       ____________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Restricted Class shares......................................                         (1,195,123)          (683,757)
      Investor Class shares........................................                           (503,416)          (402,914)
    Net realized gain on investments:
      Restricted Class shares......................................                         (1,162,380)          (452,331)
      Investor Class shares........................................                           (510,607)          (279,441)
                                                                                          ____________       ____________
          Total Dividends..........................................                         (3,371,526)        (1,818,443)
                                                                                          ____________       ____________

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Restricted Class shares......................................                          7,310,393         14,554,251
      Investor Class shares........................................                            949,414            285,941
    Dividends reinvested:
      Restricted Class shares......................................                          2,347,119          1,128,662
      Investor Class shares........................................                          1,013,674            682,355
    Cost of shares redeemed:
      Restricted Class shares......................................                         (4,679,026)        (7,019,957)
      Investor Class shares........................................                           (227,247)            (4,952)
                                                                                          ____________       ____________
          Increase (Decrease) in Net Assets from Capital
          Stock Transactions.......................................                          6,714,327          9,626,300
                                                                                          ____________       ____________
            Total Increase (Decrease) in Net Assets................                          5,395,255         11,273,554

NET ASSETS:
    Beginning of Period............................................                         32,863,695         21,590,141
                                                                                          ____________       ____________
    End of Period..................................................                        $38,258,950        $32,863,695
                                                                                          ____________       ____________
UNDISTRIBUTED INVESTMENT INCOME-NET................................                       $    430,885        $ 1,234,286
                                                                                          ____________       ____________

CAPITAL SHARE TRANSACTIONS:
Restricted Class Shares                                                                      Shares             Shares*
____________________                                                                      ____________       ____________
    Shares sold....................................................                            546,282          1,084,972
    Shares issued for dividends reinvested.........................                            182,513             88,731
    Shares redeemed................................................                           (346,888)          (515,657)
                                                                                          ____________       ____________
          Net Increase (Decrease) in Shares Outstanding............                            381,907            658,046
                                                                                          ============       ============
Investor Class Shares
__________________
    Shares sold....................................................                             72,863             20,560
    Shares issued for dividends reinvested.........................                             78,947             53,686
    Shares redeemed................................................                            (16,765)              (353)
                                                                                          ____________       ____________
          Net Increase (Decrease) in Shares Outstanding............                            135,045             73,893
                                                                                          ============       ============

* Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.


See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
Statement of Changes in Net Assets (continued)
                                                                                      Six Months Ended
                                                                                        March 31, 1998       Year Ended
                                                                                          (Unaudited)    September 30, 1997*
                                                                                       _________________   ________________
OPERATIONS:
    Investment income-net..........................................                       $    3,705,945     $    5,236,005
    Net realized gain (loss) on investments........................                            4,974,322         21,316,664
    Net unrealized appreciation (depreciation) on investments......                            4,227,622          8,099,227
                                                                                          ______________     ______________
          Net Increase (Decrease) in Net Assets Resulting from
                Operations.........................................                           12,907,889         34,651,896
                                                                                          ______________     ______________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Restricted Class shares......................................                           (5,849,219)        (2,784,722)
      Investor Class shares........................................                              (32,948)             -
    Net realized gain on investments:
      Restricted Class shares......................................                          (21,725,669)        (2,498,058)
      Investor Class shares........................................                             (126,391)            (2,967)
                                                                                          ______________     ______________
          Total Dividends..........................................                          (27,734,227)        (5,285,747)
                                                                                          ______________     ______________

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Restricted Class shares......................................                           66,859,108         70,834,047
      Investor Class shares........................................                            3,208,899            576,089
    Dividends reinvested:
      Restricted Class shares......................................                           27,548,776          5,281,509
      Investor Class shares........................................                              136,621              2,791
    Cost of shares redeemed:
      Restricted Class shares......................................                          (60,092,150)       (57,422,338)
      Investor Class shares........................................                             (446,456)           (86,232)
                                                                                          ______________     ______________
          Increase (Decrease) in Net Assets from Capital Stock
                Transactions.......................................                           37,214,798         19,185,866
                                                                                          ______________     ______________
            Total Increase (Decrease) in Net Assets................                           22,388,460         48,552,015

NET ASSETS:
    Beginning of Period............................................                          173,388,388        124,836,373
                                                                                          ______________     ______________
    End of Period..................................................                         $195,776,848       $173,388,388
                                                                                          ==============     ==============
UNDISTRIBUTED INVESTMENT INCOME-NET................................                         $  1,823,818       $  4,000,039
                                                                                          ______________     ______________

CAPITAL SHARE TRANSACTIONS
Restricted Class Shares                                                                         Shares             Shares*
____________________                                                                      ______________     ______________
    Shares sold....................................................                            4,120,760          4,256,585
    Shares issued for dividends reinvested.........................                            1,762,558            345,875
    Shares redeemed................................................                           (3,688,538)        (3,358,250)
                                                                                          ______________     ______________
          Net Increase (Decrease) in Shares Outstanding............                            2,194,780          1,244,210
                                                                                          ==============     ==============
Investor Class Shares
__________________
    Shares sold....................................................                              191,767             30,519
    Shares issued for dividends reinvested.........................                                8,397                177
    Shares redeemed................................................                              (26,505)            (5,235)
                                                                                          ______________     ______________
          Net Increase (Decrease) in Shares Outstanding............                              173,659             25,461
                                                                                          ==============     ==============

* Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
Statement of Changes in Net Assets (continued)
                                                                                       Six Months Ended
                                                                                         March 31, 1998       Year Ended
                                                                                           (Unaudited)    September 30, 1997*
                                                                                         ________________  _________________
OPERATIONS:
    Investment income-net..........................................                          $    849,200       $  1,204,683
    Net realized gain (loss) on investments........................                             2,920,741         11,600,750
    Net unrealized appreciation (depreciation) on investments......                             1,902,515          1,930,461
                                                                                            _____________      _____________
          Net Increase (Decrease) in Net Assets Resulting from
                  Operations.......................................                             5,672,456         14,735,894
                                                                                            _____________      _____________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Restricted Class shares......................................                            (1,250,907)          (560,123)
      Investor Class shares........................................                              (138,716)          (222,676)
    Net realized gain on investments:
      Restricted Class shares......................................                           (10,416,640)        (2,126,569)
      Investor Class shares........................................                            (1,381,133)          (978,027)
                                                                                            _____________      _____________
          Total Dividends..........................................                           (13,187,396)        (3,887,395)
                                                                                            _____________      _____________

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Restricted Class shares......................................                            19,917,092         26,560,356
      Investor Class shares........................................                             2,337,044            753,257
    Dividends reinvested:
      Restricted Class shares......................................                            11,662,737          2,685,803
      Investor Class shares........................................                             1,519,851          1,200,579
    Cost of shares redeemed:
      Restricted Class shares......................................                           (16,729,669)       (18,995,072)
      Investor Class shares........................................                            (8,204,494)       (10,031,917)
                                                                                            _____________      _____________
          Increase (Decrease) in Net Assets from Capital Stock
              Transactions.............................................                        10,502,561          2,173,006
                                                                                            _____________      _____________
            Total Increase (Decrease) in Net Assets................                             2,987,621         13,021,505

NET ASSETS:
    Beginning of Period............................................                            55,622,185         42,600,680
                                                                                            _____________      _____________
    End of Period..................................................                           $58,609,806        $55,622,185
                                                                                            =============      =============
Undistributed investment income-net................................                           $   390,606        $   931,029
                                                                                            _____________      _____________

CAPITAL SHARE TRANSACTIONS:
Restricted Class Shares                                                                         Shares             Shares*
____________________                                                                        _____________      _____________
    Shares sold....................................................                             1,187,639          1,467,413
    Shares issued for dividends reinvested.........................                               755,358            168,919
    Shares redeemed................................................                              (971,064)        (1,044,750)
                                                                                            _____________      _____________
          Net Increase (Decrease) in Shares Outstanding............                               971,933            591,582
                                                                                            =============      =============
Investor Class Shares
__________________
    Shares sold....................................................                               147,289             38,429
    Shares issued for dividends reinvested.........................                                98,055             75,413
    Shares redeemed................................................                              (458,782)          (563,616)
                                                                                            _____________      _____________
          Net Increase (Decrease) in Shares Outstanding............                              (213,438)          (449,774)
                                                                                            =============      =============

* Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO
Financial Highlights
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.
                                              Restricted Class Shares                         Investor Class Shares
                                    ________________________________________        _______________________________________
                                    Six Months                                     Six Months
                                       Ended                                          Ended
                                   March 31, 1998   Year Ended September 30,      March 31, 1998   Year Ended September 30,
                                                  ___________________________                      __________________________
PER SHARE DATA:                      (Unaudited)   1997(1)    1996(2)    1995(3)     (Unaudited)    1997(1)    1996(2)    1995(3)
                                     __________   _______     _______    ______      __________    _______      ______    ______
    Net asset value, beginning of
      period................           $14.04      $13.42      $13.52    $12.50        $14.01       $13.39    $13.51    $12.50
                                       ______      ______      ______    ______        ______       ______    ______    ______
    Investment Operations:
    Investment income-net...              .35         .71         .64       .40           .33          .72       .73       .39
    Net realized and unrealized gain
      (loss) on
      investments.............            .44         .99         .31       .62           .43          .95       .18       .62
                                       ______      ______      ______    ______        ______       ______    ______    ______
    Total from Investment Operations      .79        1.70         .95      1.02           .76         1.67       .91      1.01
                                       ______      ______      ______    ______        ______       ______    ______    ______
    Distributions:
    Dividends from investment
      income-net............             (.73)       (.65)       (.62)        -          (.70)        (.62)     (.60)        -
    Dividends from net realized gain
      on investments........             (.71)       (.43)       (.43)        -          (.71)        (.43)     (.43)        -
                                       ______      ______      ______    ______        ______       ______    ______    ______
    Total Distributions.....            (1.44)      (1.08)      (1.05)        -         (1.41)       (1.05)    (1.03)        -
                                       ______      ______      ______    ______        ______       ______    ______    ______
    Net asset value, end
       of period............           $13.39      $14.04      $13.42    $13.52        $13.36       $14.01    $13.39    $13.51
                                       ======      ======      ======    ======        ======       ======    ======    ======
TOTAL INVESTMENT RETURN.....             6.05%(4)   13.50%       7.30%     8.24%(4)      5.91%(4)    13.19%     7.07%
8.08%(4) RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets............              .47%(4)     .68%        .60%      .30%(4)       .59%(4)      .97%      .85%      .43%(4)
    Ratio of net investment income to
      average net assets....             2.61%(4)    5.87%       5.75%     3.08%(4)      2.49%(4)     5.52%     5.50%     2.95%(4)
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager...........                -         .14%        .61%      .26%(4)         -          .15%      .61%      .26%(4)
    Portfolio Turnover
    Rate....................            41.09%(4)   72.08%      32.95%     5.66%(4)     41.09%(4)    72.08%    32.95%     5.66%(4)
    Average commission rate paid(5)    $.0000      $.0200           -         -        $.0000       $.0200         -         -
    Net Assets, end of period
      (000's Omitted).......          $26,784     $22,727     $12,889    $8,141       $11,475      $10,136    $8,701    $8,122

(1) Effective August 7, 1997, Retail shares were designated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Not annualized.
(5) For fiscal years beginning October 31, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
Financial Highlights (continued)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.
                                              Restricted Class Shares                 Investor Class Shares
                                    ________________________________________        _______________________________________
                                      Six Months                                 Six Months
                                        Ended                                      Ended
                                    March 31, 1998  Year Ended September 30,    March 31, 1998    Year Ended September 30,
                                                  ___________________________                    __________________________
PER SHARE DATA:                      (Unaudited)  1997(1)     1996(2)    1995(3)  (Unaudited)     1997(1)    1996(2)   1995(3)
                                     __________   _______     _______    ______    __________     _______    ______    ______
    Net asset value, beginning of
      period................           $18.43      $15.34      $14.31    $12.50        $19.05      $15.43    $14.29    $12.50
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Investment Operations:
    Investment income-net...              .36         .58         .33       .27           .97(4)    .57(4)    .90(4)    .27
    Net realized and unrealized gain
      (loss) on
      investments...........              .79        3.16        1.60      1.54           .21        3.36      1.12      1.52
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Total from Investment Operations     1.15        3.74        1.93      1.81          1.18        3.93      2.02      1.79
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Distributions:
    Dividends from investment
      income-net............             (.63)       (.34)       (.42)        -          (.61)          -      (.40)        -
    Dividends from net realized gain
      on investments........            (2.34)       (.31)       (.48)        -         (2.34)       (.31)     (.48)        -
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Total Distributions.....            (2.97)       (.65)       (.90)        -         (2.95)       (.31)     (.88)        -
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Net asset value, end
       of period............           $16.61      $18.43      $15.34    $14.31        $17.28      $19.05    $15.43    $14.29
                                       ======      ======      ======    ======        ======      ======    ======    ======
TOTAL INVESTMENT RETURN.....             7.25%(5)   25.22%      14.17%    14.48%(5)      7.16%(5)   25.85%    14.84%
14.32%(5) RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets............              .43%(5)     .78%        .75%      .38%(5)       .55%(5)    1.00%     1.00%      .51%(5)
    Ratio of net investment income to
      average net assets....             2.07%(5)    3.52%       3.60%     2.10%(5)      1.98%(5)    3.85%     3.35%     1.98%(5)
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager...........                -         .06%        .39%      .33%(5)         -         .05%      .39%      .33%(5)
    Portfolio Turnover
      Rate..................            29.56%(5)  107.85%     122.52%    33.55%(5)     29.56%(5)  107.85%   122.52%
    33.55%(5) Average commission rate
    paid(6).................             $.0564      $.0453      $.0480         -        $.0564      $.0453    $.0480         -
    Net Assets, end of period
      (000's Omitted).......         $192,156    $172,705    $124,677    $9,248        $3,621        $683      $160    $8,602
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as
Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as
Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Based on average shares outstanding.
(5) Not annualized.
(6) For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for
purchases and sales of investment securities.
See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
Financial Highlights (continued)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.
                                              Restricted Class Shares                     Investor Class Shares
                                    ________________________________________     _______________________________________
                                     Six Months                                  Six Months
                                       Ended                                       Ended
                                   March 31, 1998  Year Ended September 30,     March 31, 1998    Year Ended September 30,
                                                  ___________________________                    __________________________
PER SHARE DATA:                     (Unaudited)   1997(1)     1996(2)   1995(3)   (Unaudited)    1997(1)    1996(2)    1995(3)
                                    __________    _______     _______    ______    __________     _______    ______    ______
    Net asset value, beginning of
      period................           $20.52      $16.59      $14.84    $12.50        $20.50      $16.58    $14.82    $12.50
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Investment Operations:
    Investment income-net...              .30         .41         .28       .21           .93         .62       .32       .19
    Net realized and unrealized gain
      (loss) on
      investments............            1.20        4.94        2.48      2.13           .55        4.68      2.42      2.13
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Total from Investment
    Operations..............             1.50        5.35        2.76      2.34          1.48        5.30      2.74      2.32
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Distributions:
    Dividends from investment
      income-net............             (.55)       (.30)       (.31)        -          (.46)       (.26)     (.28)        -
    Dividends from net realized gain
      on investments........            (4.58)      (1.12)       (.70)        -         (4.58)      (1.12)     (.70)        -
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Total Distributions.....            (5.13)      (1.42)      (1.01)        -         (5.04)      (1.38)     (.98)        -
                                       ______      ______      ______    ______        ______      ______    ______    ______
    Net asset value, end
      of period.............           $16.89      $20.52      $16.59    $14.84        $16.94      $20.50    $16.58    $14.82
                                       ======      ======      ======    ======        ======      ======    ======    ======
TOTAL INVESTMENT RETURN.....             9.66%(4)   34.70%      19.73%    18.72%(4)      9.57%(4)   34.32%    19.58%    18.56%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets............              .47%(4)     .83%        .75%      .38%(4)       .59%(4)    1.06%     1.00%      .51%(4)
    Ratio of net investment income to
      average net assets....             1.48%(4)    2.38%       2.38%     1.51%(4)      1.36%(4)    2.05%     2.08%     1.39%(4)
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager...........                -         .20%        .53%      .26%(4)         -         .27%      .53%      .26%(4)
    Portfolio Turnover
      Rate..................            36.21%(4)  118.49%      77.83%    52.86%(4)     36.21%(4)  118.49%    77.83%    52.86%(4)
    Average commission rate
      paid(5)...............             $.0564      $.0497      $.0519         -        $.0564      $.0497    $.0519         -
    Net Assets, end of period
      (000's Omitted).......          $55,070     $46,960     $28,143   $11,898        $3,540      $8,662   $14,458   $11,939
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as
Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as
Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Not annualized.
(5) For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for
purchases and sales of investment securities.
See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1-GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, ("Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation.  The Fund accounts separately for the assets, liabilities and operations of each series.  The
Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser.  The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Equity
Associates ("Mellon Equity"), an indirect wholly-owned subsidiary of Mellon
Bank Corporation, serves as each Portfolio's sub-investment adviser.
    As of March 31, 1998, APT Holdings Corporation, an indirect subsidiary of
Mellon Bank Corporation, held the following shares:
               Income Portfolio
               ___________
               Investor Class....        778,818                  Restricted Class.....        783,071

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (e) Dividends to shareholders: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 4-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income


DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth
Portfolio.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and
Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:
                                                                Annual Fee as a Percentage of
                           Total Fund Net Assets                Average Daily Net Assets of each Portfolio
                           ________________________             _____________________________________
                           0 to $600 million                                 .35 of 1%
                           $600 up to $1.2 billion                           .25 of 1%
                           $1.2 up to $1.8 billion                           .20 of 1%
                           In excess of $1.8 billion                         .15 of 1%
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the
average daily net assets of Portfolio's Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services.
The Distributor determines the amounts to be paid to Service Agents.
    During the period ended March 31, 1998, each Portfolio was charged the following pursuant to the  Shareholder Services Plan:

                Income Portfolio..............        $13,285        Growth Portfolio.............        $10,140
                Growth and Income Portfolio.....        2,592

    Each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended March 31, 1998, each Portfolio was charged the following pursuant to the transfer agency agreement:

                Income Portfolio...............        $1,461        Growth Portfolio..............        $2,688
                Growth and Income Portfolio.....        1,598

    The Fund compensates Mellon under a custody agreement to provide custodial services for each Portfolio. During the period ended March 31, 1998, each Portfolio was charged the following pursuant to the custody agreement:

                Income Portfolio...............        $2,739        Growth Portfolio..............        $9,589
                Growth and Income Portfolio....        14,137

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and
an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended March 31,
1998:
                                                                         Purchases                       Sales
                                                                     ______________                 ______________
Income Portfolio........................................              $  13,216,397                   $  9,390,611
Growth and Income Portfolio.............................                  57,706,854                    45,022,585
Growth Portfolio........................................                  15,288,579                    15,214,824
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency
exchange rates on its foreign portfolio holdings.  When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.  The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.  The
Fund realizes a gain if the value of the contract increases between those dates.  The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.  At March 31,
1998, there were no open forward currency exchange contracts.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.  The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.  Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.  Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.
When the contracts are closed, the Fund recognizes a realized gain or loss.
These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.  The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.  Contracts open at March 31, 1998 and their related unrealized market
appreciation/depreciation are set forth in the Statements of Financial
Futures.
    (b) The following summarizes accumulated net unrealized appreciation on investments and financial futures for each Portfolio at March 31, 1998:
                                                         Gross              Gross
                                                      Appreciation    (Depreciation)          Net
                                                    ___________         __________        __________
            Income Portfolio...........          $        307,146        $ (112,875)    $     194,271
            Growth and Income Portfolio                15,317,401          (547,250)                   14,770,151
            Growth Portfolio...........                 8,143,503          (159,110)        7,984,393
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    At March 31, 1998, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as
the cost for financial reporting purposes. The cost of investments for each
Portfolio for financial reporting purposes as of  March 31, 1998 was as follows:
                Income Portfolio.........        $ 38,975,904        Growth Portfolio.........        $59,357,488
                Growth and Income Portfolio      184,821,601



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS LIFETIME PORTFOLIOS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One MellonBank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            DRPSA983
Registration Mark
[Dreyfus logo]
LifeTime
Portfolios, Inc.
Semi-Annual
Report

March 31, 1998